Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Karen Tillman
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.650.607.0326
	ken.bond@oracle.com	karen.tillman@oracle.com

ORACLE REPORTS GAAP EPS OF $0.23,  NON-GAAP EPS OF $0.38

New Software Licenses Up 13%, Applications New Licenses Up 21%

REDWOOD SHORES, Calif., March 25, 2010 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2010 Q3 GAAP total revenues were up 17% to $6.4 billion, while non-GAAP total revenues were up 18% to $6.5 billion. Excluding the impact of Sun Microsystems, Inc., which Oracle acquired on January 26, 2010, GAAP total revenue grew 7%. GAAP new software license revenues were up 13% to $1.7 billion, and up 10% to $1.7 billion excluding Sun. GAAP software license updates and product support revenues were up 13% to $3.3 billion, while non-GAAP software license updates and product support revenues were up 12% to $3.3 billion. GAAP operating income was down 5% to $1.8 billion, and GAAP operating margin was 29%. Non-GAAP operating income was up 13% to $2.9 billion, and non-GAAP operating margin was 45%. GAAP net income was down 10% to $1.2 billion, while non-GAAP net income was up 9% to $1.9 billion. GAAP earnings per share were $0.23, down 11% compared to last year while non-GAAP earnings per share were up 9% to $0.38. GAAP operating cash flow on a trailing twelve-month basis was $8.2 billion.

“Our solid top line growth, coupled with disciplined expense management, was key in generating $8.0 billion of free cash flow over the last twelve months,” said Oracle CFO Jeff Epstein.

“The Sun integration is going even better than we expected,” said Oracle President, Safra Catz. “We believe that Sun will make a significant contribution to our fourth quarter earnings per share as well as meet the profitability goals we set for next year.”

“Exadata is the fastest growing product in Oracle’s history,” said Oracle President, Charles Phillips. “Introduced a little over a year ago, the Exadata pipeline is now approaching $400 million with Q4 bookings forecast at nearly $100 million. This strengthens both sales growth and profitability in our Sun server and storage businesses.”

“Every quarter we grab huge chunks of market share from SAP,” said Oracle CEO, Larry Ellison. “SAP’s most recent quarter was the best quarter of their year, only down 15%, while Oracle’s application sales were up 21%. But SAP is well ahead of us in the number of CEOs for this year, announcing their third and fourth, while we only had one.”

In addition, Oracle’s Board of Directors declared a cash dividend of $0.05 per share of outstanding common stock to be paid to stockholders of record as of the close of business on April 14, 2010, with a payment date of May 5, 2010. Future declarations of quarterly dividends and the establishment of future record and payment dates are subject to the final determination of Oracle’s Board of Directors.

Q3 Earnings Conference Call and Webcast

Oracle will hold a conference call and web broadcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (800) 214-0694 or (719) 955-1425, Passcode: 567035. To access the live web broadcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor.

About Oracle

Oracle (NASDAQ: ORCL) is the world’s most complete, open, and integrated business software and hardware systems company. For more information about Oracle, please visit our website at http://www.oracle.com or call Investor Relations at (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s or its Board of Directors’ future plans, expectations, beliefs, intentions and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent global economic and financial crisis, could adversely affect our business, operating results or financial condition, including our revenue growth and profitability, through reductions in customer IT budgets and expenditures and through the general tightening of access to credit. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our entrance into the hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this new business. (4) We have an active acquisition program and our acquisitions, including our acquisition of Sun Microsystems, may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) We cannot assure market acceptance of new products or services or new versions of existing or acquired products or services. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of March 25, 2010. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended February 28,						% Increase		% Increase (Decrease)
	2010	% of Revenues		2009	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$1,718	27%		$1,516	28%		13%		8%
Software license updates and product support	3,297	51%		2,917	53%		13%		8%

Software Revenues	5,015	78%		4,433	81%		13%		8%

Hardware systems products	273	4%		—	0%		*		*
Hardware systems support	185	3%		—	0%		*		*

Hardware Systems Revenues	458	7%		—	0%		*		*

Services	931	15%		1,020	19%		(9%	)	(13%	)

Total Revenues	6,404	100%		5,453	100%		17%		12%

OPERATING EXPENSES
Sales and marketing	1,241	19%		1,054	19%		18%		13%
Software license updates and product support	281	4%		256	5%		10%		5%
Hardware systems products	206	3%		—	0%		*		*
Hardware systems support	116	2%		—	0%		*		*
Services	816	13%		855	16%		(5%	)	(9%	)
Research and development	823	13%		677	12%		22%		20%
General and administrative	236	4%		192	4%		23%		20%
Amortization of intangible assets	502	8%		437	8%		15%		15%
Acquisition related and other	34	0%		27	0%		28%		28%
Restructuring	306	5%		15	0%		1,968%		1,867%

Total Operating Expenses	4,561	71%		3,513	64%		30%		26%

OPERATING INCOME	1,843	29%		1,940	36%		(5%	)	(12%	)
Interest expense	(186)	(3%	)	(154)	(3%	)	20%		20%
Non-operating income (expense), net	(75)	(1%	)	24	0%		(413%	)	(367%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	1,582	25%		1,810	33%		(13%	)	(20%	)

Provision for income taxes	393	6%		481	9%		(18%	)	(25%	)

NET INCOME	$1,189	19%		$1,329	24%		(10%	)	(18%	)

EARNINGS PER SHARE:
Basic	$0.24			$0.27
Diluted	$0.23			$0.26
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,015			5,005
Diluted	5,076			5,056

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to most major international currencies in the three months ended February 28, 2010 compared with the corresponding prior year period, increasing revenues by 5 percentage points, operating expenses by 4 percentage points and operating income by 7 percentage points.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2010 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended February 28,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2010 GAAP	Adj.	2010 Non-GAAP	2009 GAAP	Adj.	2009 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3) (4)	$6,404	$65	$6,469	$5,453	$51	$5,504	17%	18%	12%	12%
TOTAL SOFTWARE REVENUES (3)	$5,015	$26	$5,041	$4,433	$51	$4,484	13%	12%	8%	7%
New software licenses	1,718	—	1,718	1,516	—	1,516	13%	13%	8%	8%
Software license updates and product support (3)	3,297	26	3,323	2,917	51	2,968	13%	12%	8%	7%
TOTAL HARDWARE SYSTEMS REVENUES (4)	$458	$39	$497	$—	$—	$—	*	*	*	*
Hardware systems products	273	—	273	—	—	—	*	*	*	*
Hardware systems support (4)	185	39	224	—	—	—	*	*	*	*
TOTAL OPERATING EXPENSES	$4,561	$(978)	$3,583	$3,513	$(564)	$2,949	30%	21%	26%	17%
Hardware systems products	206	(24)	182	—	—	—	*	*	*	*
Stock-based compensation (5)	112	(112)	—	85	(85)	—	33%	*	33%	*
Amortization of intangible assets (6)	502	(502)	—	437	(437)	—	15%	*	15%	*
Acquisition related and other	34	(34)	—	27	(27)	—	28%	*	28%	*
Restructuring	306	(306)	—	15	(15)	—	1,968%	*	1,867%	*

OPERATING INCOME	$1,843	$1,043	$2,886	$1,940	$615	$2,555	(5%)	13%	(12%)	7%

OPERATING MARGIN %	29%		45%	36%		46%	(680) bp	(180) bp	(779) bp	(224) bp

INCOME TAX EFFECTS (7)	$393	$287	$680	$481	$164	$645	(18%)	5%	(25%)	(1%)

NET INCOME	$1,189	$756	$1,945	$1,329	$451	$1,780	(10%)	9%	(18%)	3%

DILUTED EARNINGS PER SHARE	$0.23		$0.38	$0.26		$0.35	(11%)	9%	(18%)	2%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,076	—	5,076	5,056	—	5,056	0%	0%	0%	0%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2010, approximately $35 million, $60 million and $25 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2010, fiscal 2011 and fiscal 2012, respectively, due to business combination accounting rules.

(4)	As of February 28, 2010, approximately $89 million, $148 million, $35 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2010, fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended February 28, 2010			Three Months Ended February 28, 2009
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$21	$(21)	$—	$16	$(16)	$—
Software license updates and product support	4	(4)	—	3	(3)	—
Hardware systems products	2	(2)	—	—	—	—
Hardware systems support	1	(1)	—	—	—	—
Services	4	(4)	—	3	(3)	—
Research and development	46	(46)	—	39	(39)	—
General and administrative	34	(34)	—	24	(24)	—

Subtotal	112	(112)	—	85	(85)	—

Acquisition related and other	10	(10)	—	3	(3)	—

Total stock-based compensation	$122	$(122)	$—	$88	$(88)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of February 28, 2010 is as follows:

Remainder of Fiscal 2010	$609
Fiscal 2011	2,259
Fiscal 2012	1,988
Fiscal 2013	1,620
Fiscal 2014	1,340
Fiscal 2015	1,006
Thereafter	631

Total intangible assets subject to amortization	9,453
In-process research and development	415

Total	$9,868

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 24.8% and 26.6% in the third quarter of fiscal 2010 and 2009, respectively, and an effective non-GAAP tax rate of 25.9% and 26.6% in the third quarter of fiscal 2010 and 2009, respectively. The differences between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2010 were due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses in this period.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2010 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Nine Months Ended February 28,						% Increase		% Increase (Decrease)
	2010	% of Revenues		2009	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$4,399	25%		$4,379	27%		0%		(3%	)
Software license updates and product support	9,661	56%		8,702	53%		11%		10%

Software Revenues	14,060	81%		13,081	80%		7%		5%

Hardware systems products	273	2%		—	0%		*		*
Hardware systems support	185	1%		—	0%		*		*

Hardware Systems Revenues	458	3%		—	0%		*		*

Services	2,797	16%		3,310	20%		(15%	)	(17%	)

Total Revenues	17,315	100%		16,391	100%		6%		4%

OPERATING EXPENSES
Sales and marketing	3,335	19%		3,312	20%		1%		(1%	)
Software license updates and product support	771	5%		795	5%		(3%	)	(4%	)
Hardware systems products	206	1%		—	0%		*		*
Hardware systems support	116	1%		—	0%		*		*
Services	2,429	14%		2,820	17%		(14%	)	(15%	)
Research and development	2,191	12%		2,037	12%		8%		8%
General and administrative	619	4%		571	4%		8%		8%
Amortization of intangible assets	1,369	8%		1,276	8%		7%		7%
Acquisition related and other	50	0%		98	1%		(48%	)	(46%	)
Restructuring	467	3%		46	0%		926%		906%

Total Operating Expenses	11,553	67%		10,955	67%		5%		5%

OPERATING INCOME	5,762	33%		5,436	33%		6%		2%
Interest expense	(553)	(3%	)	(471)	(3%	)	17%		17%
Non-operating income (expense), net	(41)	0%		114	1%		(136%	)	(136%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	5,168	30%		5,079	31%		2%		(3%	)

Provision for income taxes	1,396	8%		1,377	8%		1%		(3%	)

NET INCOME	$3,772	22%		$3,702	23%		2%		(3%	)

EARNINGS PER SHARE:
Basic	$0.75			$0.73
Diluted	$0.74			$0.72
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,012			5,095
Diluted	5,067			5,159

(1)

We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar slightly weakened relative to most major international currencies in the nine months ended February 28, 2010 compared with the corresponding prior year period, increasing revenues by 2 percentage points and operating income by 4 percentage points.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2010 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Nine Months Ended February 28,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2010 GAAP	Adj.	2010 Non-GAAP	2009 GAAP	Adj.	2009 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3) (4)	$17,315	$88	$17,403	$16,391	$222	$16,613	6%	5%	4%	3%
TOTAL SOFTWARE REVENUES (3)	$14,060	$49	$14,109	$13,081	$222	$13,303	7%	6%	5%	4%
New software licenses	4,399	—	4,399	4,379	—	4,379	0%	0%	(3%)	(3%)
Software license updates and product support (3)	9,661	49	9,710	8,702	222	8,924	11%	9%	10%	7%
TOTAL HARDWARE SYSTEMS REVENUES (4)	$458	$39	$497	$—	$—	$—	*	*	*	*
Hardware systems products	273	—	273	—	—	—	*	*	*	*
Hardware systems support (4)	185	39	224	—	—	—	*	*	*	*
TOTAL OPERATING EXPENSES	$11,553	$(2,210)	$9,343	$10,955	$(1,680)	$9,275	5%	1%	5%	0%
Hardware systems products	206	(24)	182	—	—	—	*	*	*	*
Stock-based compensation (5)	300	(300)	—	260	(260)	—	15%	*	15%	*
Amortization of intangible assets (6)	1,369	(1,369)	—	1,276	(1,276)	—	7%	*	7%	*
Acquisition related and other	50	(50)	—	98	(98)	—	(48%)	*	(46%)	*
Restructuring	467	(467)	—	46	(46)	—	926%	*	906%	*

OPERATING INCOME	$5,762	$2,298	$8,060	$5,436	$1,902	$7,338	6%	10%	2%	7%

OPERATING MARGIN %	33%		46%	33%		44%	11 bp	214 bp	(63) bp	163 bp

INCOME TAX EFFECTS (7)	$1,396	$624	$2,020	$1,377	$535	$1,912	1%	6%	(3%)	2%

NET INCOME	$3,772	$1,674	$5,446	$3,702	$1,367	$5,069	2%	7%	(3%)	4%

DILUTED EARNINGS PER SHARE	$0.74		$1.07	$0.72		$0.98	4%	9%	(1%)	6%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,067	—	5,067	5,159	—	5,159	(2%)	(2%)	(2%)	(2%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2010, approximately $35 million, $60 million and $25 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2010, fiscal 2011 and fiscal 2012, respectively, due to business combination accounting rules.

(4)	As of February 28, 2010, approximately $89 million, $148 million, $35 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2010, fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation is included in the following GAAP operating expense categories:

	Nine Months Ended February 28, 2010			Nine Months Ended February 28, 2009
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$57	$(57)	$—	$51	$(51)	$—
Software license updates and product support	12	(12)	—	10	(10)	—
Hardware systems products	2	(2)	—	—	—	—
Hardware systems support	1	(1)	—	—	—	—
Services	10	(10)	—	9	(9)	—
Research and development	122	(122)	—	121	(121)	—
General and administrative	96	(96)	—	69	(69)	—

Subtotal	300	(300)	—	260	(260)	—

Acquisition related and other	10	(10)	—	14	(14)	—

Total stock-based compensation	$310	$(310)	$—	$274	$(274)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of February 28, 2010 is as follows:

Remainder of Fiscal 2010	$609
Fiscal 2011	2,259
Fiscal 2012	1,988
Fiscal 2013	1,620
Fiscal 2014	1,340
Fiscal 2015	1,006
Thereafter	631

Total intangible assets subject to amortization	9,453
In-process research and development	415

Total	$9,868

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 27.0% and 27.1% in the first nine months of fiscal 2010 and 2009, respectively, and an effective non-GAAP tax rate of 27.1% and 27.4% in the first nine months of fiscal 2010 and 2009, respectively. The differences between our GAAP and non-GAAP tax rates in the first nine months of fiscal 2010 were due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses in this period. In addition, our non-GAAP tax rate in the first nine months of fiscal 2009 excludes the effect of an adjustment to our non-current deferred tax liability associated with acquired intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	February 28, 2010	May 31, 2009
ASSETS
Current Assets:
Cash and cash equivalents	$9,331	$8,995
Marketable securities	8,158	3,629
Trade receivables, net	3,898	4,430
Inventories, net	315	—
Deferred tax assets	978	661
Prepaid expenses and other current assets	1,299	866

Total Current Assets	23,979	18,581
Non-Current Assets:
Property, plant and equipment, net	2,869	1,922
Intangible assets, net	9,868	7,269
Goodwill	20,415	18,842
Other assets	2,255	802

Total Non-Current Assets	35,407	28,835

TOTAL ASSETS	$59,386	$47,416

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$4,220	$1,001
Accounts payable	616	271
Accrued compensation and related benefits	1,452	1,409
Deferred revenues	5,389	4,592
Other current liabilities	2,574	1,876

Total Current Liabilities	14,251	9,149
Non-Current Liabilities:
Notes payable and other non-current borrowings	11,498	9,237
Income taxes payable	3,275	2,423
Deferred tax liabilities	339	480
Other non-current liabilities	1,172	682

Total Non-Current Liabilities	16,284	12,822
Equity	28,851	25,445

TOTAL LIABILITIES AND EQUITY	$59,386	$47,416

ORACLE CORPORATION

Q3 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Nine Months Ended February 28,
	2010	2009
Cash Flows From Operating Activities:
Net income	$3,772	$3,702
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	196	198
Amortization of intangible assets	1,369	1,276
Deferred income taxes	(362)	(302)
Stock-based compensation	310	274
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	117	141
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(71)	(92)
Other, net	79	68
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,614	1,848
Decrease in inventories, net	18	—
Decrease in prepaid expenses and other assets	375	336
Decrease in accounts payable and other liabilities	(842)	(1,097)
Decrease in income taxes payable	(269)	(51)
Decrease in deferred revenues	(136)	(54)

Net cash provided by operating activities	6,170	6,247

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(11,162)	(6,906)
Proceeds from maturities and sales of marketable securities and other investments	7,121	6,397
Acquisitions, net of cash acquired	(5,567)	(1,165)
Capital expenditures	(161)	(491)

Net cash used for investing activities	(9,769)	(2,165)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(738)	(3,704)
Proceeds from issuances of common stock	602	448
Payment of dividends to stockholders	(753)	—
Proceeds from borrowings, net of issuance costs	6,420	—
Repayments of borrowings	(1,708)	(4)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	71	92
Distributions to noncontrolling interests	(59)	(53)

Net cash provided by (used for) financing activities	3,835	(3,221)

Effect of exchange rate changes on cash and cash equivalents	100	(912)

Net increase (decrease) in cash and cash equivalents	336	(51)

Cash and cash equivalents at beginning of period	8,995	8,262

Cash and cash equivalents at end of period	$9,331	$8,211

ORACLE CORPORATION

Q3 FISCAL 2010 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2009				Fiscal 2010
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$7,941	$8,089	$8,542	$8,255	$8,753	$8,654	$8,178

Capital Expenditures (2)	(479)	(486)	(539)	(529)	(261)	(230)	(199)

Free Cash Flow	$7,462	$7,603	$8,003	$7,726	$8,492	$8,424	$7,979

% Growth over prior year	20%	15%	14%	8%	14%	11%	0%

GAAP Net Income	$5,758	$5,750	$5,739	$5,593	$5,640	$5,802	$5,663
Free Cash Flow as a % of Net Income	130%	132%	139%	138%	151%	145%	141%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q3 FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2009										Fiscal 2010
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL

REVENUES
New software licenses	$1,237		$1,626		$1,516		$2,744		$7,123		$1,028		$1,653		$1,718			$4,399
Software license updates and product support	2,935		2,850		2,917		3,052		11,754		3,117		3,247		3,297			9,661

Software Revenues	4,172		4,476		4,433		5,796		18,877		4,145		4,900		5,015			14,060

Hardware systems products	—		—		—		—		—		—		—		273			273
Hardware systems support	—		—		—		—		—		—		—		185			185

Hardware Systems Revenues	—		—		—		—		—		—		—		458			458
Consulting	865		842		758		782		3,247		663		692		651			2,006
On Demand	195		189		191		204		779		180		188		211			579
Education	99		100		71		79		349		66		78		69			212

Services Revenues	1,159		1,131		1,020		1,065		4,375		909		958		931			2,797

Total Revenues	$5,331		$5,607		$5,453		$6,861		$23,252		$5,054		$5,858		$6,404			$17,315

AS REPORTED REVENUE GROWTH RATES
New software licenses	14%		(3%	)	(6%	)	(13%	)	(5%	)	(17%	)	2%		13%			0%
Software license updates and product support	23%		14%		11%		8%		14%		6%		14%		13%			11%
Software Revenues	20%		8%		5%		(3%	)	6%		(1%	)	9%		13%			7%

Hardware systems products	*		*		*		*		*		*		*		*			*
Hardware systems support	*		*		*		*		*		*		*		*			*
Hardware Systems Revenues	*		*		*		*		*		*		*		*			*
Consulting	8%		(4%	)	(10%	)	(18%	)	(7%	)	(23%	)	(18%	)	(14%	)		(19%	)
On Demand	23%		13%		10%		5%		12%		(8%	)	(1%	)	10%			1%
Education	(2%	)	(9%	)	(23%	)	(30%	)	(16%	)	(34%	)	(22%	)	(4%	)		(22%	)
Services Revenues	9%		(2%	)	(8%	)	(16%	)	(5%	)	(22%	)	(15%	)	(9%	)		(15%	)
Total Revenues	18%		6%		2%		(5%	)	4%		(5%	)	4%		17%			6%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	10%		5%		3%		(4%	)	1%		(14%	)	(5%	)	8%			(3%	)
Software license updates and product support	18%		20%		20%		18%		19%		11%		9%		8%			10%
Software Revenues	16%		14%		14%		6%		12%		4%		4%		8%			5%

Hardware systems products	*		*		*		*		*		*		*		*			*
Hardware systems support	*		*		*		*		*		*		*		*			*
Hardware Systems Revenues	*		*		*		*		*		*		*		*			*
Consulting	5%		4%		0%		(10%	)	(1%	)	(19%	)	(22%	)	(18%	)		(20%	)
On Demand	19%		19%		19%		15%		18%		(3%	)	(4%	)	6%			(1%	)
Education	(6%	)	(3%	)	(16%	)	(23%	)	(12%	)	(30%	)	(26%	)	(8%	)		(23%	)
Services Revenues	6%		5%		2%		(7%	)	1%		(18%	)	(19%	)	(13%	)		(17%	)
Total Revenues	14%		12%		11%		4%		10%		(1%	)	0%		12%			4%

GEOGRAPHIC REVENUES

REVENUES
Americas	$2,687		$2,904		$2,846		$3,463		$11,900		$2,671		$2,979		$3,284			$8,934
Europe, Middle East & Africa	1,830		1,881		1,824		2,413		7,948		1,642		1,976		2,167			5,785
Asia Pacific	814		822		783		985		3,404		741		903		953			2,596

Total Revenues	$5,331		$5,607		$5,453		$6,861		$23,252		$5,054		$5,858		$6,404			$17,315

HEADCOUNT
GEOGRAPHIC AREA
Americas	32,993		33,526		32,919		32,347				32,034		31,849		44,554
Europe, Middle East & Africa	17,096		17,184		17,348		17,129				16,839		16,491		23,566
Asia Pacific	35,099		35,947		36,321		36,086				35,766		35,026		38,372

Total Company	85,188		86,657		86,588		85,562				84,639		83,366		106,492

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
SOFTWARE REVENUES
DATABASE & MIDDLEWARE REVENUES
New software licenses	$906	$1,157	$1,120	$1,939	$5,123	$711	$1,175	$1,241		$3,127
Software license updates and product support	1,892	1,835	1,914	2,008	7,649	2,065	2,131	2,191		6,387

Database and Middleware Revenues	$2,798	$2,992	$3,034	$3,947	$12,772	$2,776	$3,306	$3,432		$9,514

AS REPORTED GROWTH RATES
New software licenses	27%	4%	(4%)	(10%)	0%	(22%)	1%	11%		(2%)
Software license updates and product support	26%	17%	16%	12%	18%	9%	16%	14%		13%
Database and Middleware Revenues	27%	12%	8%	0%	10%	(1%)	10%	13%		8%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	23%	12%	6%	(1%)	7%	(19%)	(5%)	5%		(5%)
Software license updates and product support	22%	24%	25%	23%	23%	14%	12%	9%		12%
Database and Middleware Revenues	22%	19%	17%	10%	16%	4%	5%	8%		6%

APPLICATIONS REVENUES
New software licenses	$331	$469	$396	$805	$2,000	$317	$478	$477		$1,272
Software license updates and product support	1,043	1,015	1,003	1,044	4,105	1,052	1,116	1,106		3,274

Applications Revenues	$1,374	$1,484	$1,399	$1,849	$6,105	$1,369	$1,594	$1,583		$4,546

AS REPORTED GROWTH RATES
New software licenses	(12%)	(15%)	(12%)	(19%)	(16%)	(4%)	2%	21%		6%
Software license updates and product support	18%	9%	3%	0%	7%	1%	10%	10%		7%
Applications Revenues	9%	0%	(2%)	(9%)	(2%)	0%	7%	13%		7%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(14%)	(9%)	(4%)	(11%)	(10%)	0%	(3%)	15%		4%
Software license updates and product support	13%	15%	11%	9%	12%	6%	6%	5%		6%
Applications Revenues	5%	6%	7%	(1%)	4%	4%	3%	8%		5%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q3 FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE AND HARDWARE SYSTEMS PRODUCTS REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS
Database & Middleware	$354	$471	$449	$840	$2,114	$310	$492	$540		$1,342
Applications	182	280	224	416	1,102	185	286	283		754

New Software License Revenues	$536	$751	$673	$1,256	$3,216	$495	$778	$823		$2,096

Hardware Systems Products Revenues	$—	$—	$—	$—	$—	$—	$—	$131		$131

AS REPORTED GROWTH RATES
Database & Middleware	18%	5%	(7%)	(9%)	(2%)	(12%)	4%	20%		5%
Applications	(9%)	(9%)	(11%)	(25%)	(16%)	2%	2%	26%		10%
New Software License Revenues	7%	0%	(9%)	(15%)	(7%)	(7%)	4%	22%		7%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*		*

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	17%	10%	(1%)	(6%)	2%	(11%)	2%	16%		3%
Applications	(10%)	(6%)	(8%)	(22%)	(14%)	6%	1%	23%		9%
New Software License Revenues	6%	3%	(4%)	(12%)	(4%)	(5%)	1%	18%		5%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*		*

EUROPE / MIDDLE EAST / AFRICA
Database & Middleware	$326	$431	$446	$759	$1,962	$224	$429	$456		$1,109
Applications	94	126	125	282	627	90	119	134		343

New Software License Revenues	$420	$557	$571	$1,041	$2,589	$314	$548	$590		$1,452

Hardware Systems Products Revenues	$—	$—	$—	$—	$—	$—	$—	$95		$95

AS REPORTED GROWTH RATES
Database & Middleware	28%	2%	0%	(14%)	(2%)	(31%)	(1%)	2%		(8%)
Applications	(23%)	(28%)	(12%)	(11%)	(17%)	(5%)	(6%)	7%		(1%)
New Software License Revenues	11%	(7%)	(3%)	(13%)	(6%)	(25%)	(2%)	3%		(6%)
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*		*

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	20%	16%	15%	1%	10%	(26%)	(10%)	(3%)		(11%)
Applications	(26%)	(16%)	2%	5%	(6%)	3%	(14%)	1%		(4%)
New Software License Revenues	5%	7%	12%	2%	6%	(20%)	(11%)	(2%)		(10%)
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*		*

ASIA PACIFIC
Database & Middleware	$226	$255	$225	$340	$1,047	$177	$254	$245		$676
Applications	55	63	47	107	271	42	73	60		175

New Software License Revenues	$281	$318	$272	$447	$1,318	$219	$327	$305		$851

Hardware Systems Products Revenues	$—	$—	$—	$—	$—	$—	$—	$47		$47

AS REPORTED GROWTH RATES
Database & Middleware	45%	4%	(3%)	(1%)	7%	(22%)	0%	9%		(4%)
Applications	1%	(13%)	(18%)	(11%)	(11%)	(24%)	17%	29%		7%
New Software License Revenues	34%	0%	(6%)	(3%)	3%	(22%)	3%	12%		(2%)
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*		*

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	38%	8%	1%	5%	11%	(22%)	(10%)	1%		(10%)
Applications	(1%)	(2%)	(2%)	(4%)	(3%)	(23%)	2%	16%		(2%)
New Software License Revenues	28%	5%	1%	3%	7%	(22%)	(8%)	4%		(9%)
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*		*

TOTAL COMPANY
Database & Middleware	$906	$1,157	$1,120	$1,939	$5,123	$711	$1,175	$1,241		$3,127
Applications	331	469	396	805	2,000	317	478	477		1,272

New Software License Revenues	$1,237	$1,626	$1,516	$2,744	$7,123	$1,028	$1,653	$1,718		$4,399

Hardware Systems Products Revenues	$—	$—	$—	$—	$—	$—	$—	$273		$273

AS REPORTED GROWTH RATES
Database & Middleware	27%	4%	(4%)	(10%)	0%	(22%)	1%	11%		(2%)
Applications	(12%)	(15%)	(12%)	(19%)	(16%)	(4%)	2%	21%		6%
New Software License Revenues	14%	(3%)	(6%)	(13%)	(5%)	(17%)	2%	13%		0%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*		*

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	23%	12%	6%	(1%)	7%	(19%)	(5%)	5%		(5%)
Applications	(14%)	(9%)	(4%)	(11%)	(10%)	0%	(3%)	15%		4%
New Software License Revenues	10%	5%	3%	(4%)	1%	(14%)	(5%)	8%		(3%)
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*		*

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2010 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair value of software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these support contracts are typically one year in duration, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of support revenues on these assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these support revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new hardware systems support contracts; however, we cannot be certain that our customers will renew our software license updates and product support contracts or our hardware systems support contracts.

•

Hardware systems products expenses: We have excluded the effects of the fair value adjustments to our inventories acquired from Sun that were sold to customers in the periods presented, which resulted in the exclusion of these adjustments from our hardware systems products expenses and net income measures. Business combination accounting rules require us to account for inventories assumed from our acquisitions at their fair values. The non-GAAP adjustment to our hardware systems products expenses is intended to reflect the hardware systems products expenses that would have been otherwise recorded by Sun as a standalone entity upon the sale of these inventories. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we do not expect the fair value adjustments to our inventories to recur in future periods with respect to the Sun acquisition and, therefore, we expect that these adjustments will not impact our future operating expenses. Investors should note that other factors may affect the future values of our inventories and hardware systems products expenses. If we assume inventories in future acquisitions, we will be required to assess their fair values, which may result in fair value adjustments to those inventories.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments after the measurement period or purchase price allocation period has ended and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.